Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 1995 appearing on page F-2 of the Terex Corporation Annual Report on Form 10-K for the year ended December 31, 1994.



PRICE WATERHOUSE LLP
February 12, 1996